SUB-ITEM 77Q1(A)

                                 AMENDMENT NO. 1
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                              AIM INVESTMENT FUNDS

     This Amendment No. 1 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds amends, effective as of January 9, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") dated as of September 14, 2005, (the "Agreement").

     Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

     WHEREAS, the Trust desires to amend the Agreement to add four new portfolios - AIM China Fund, AIM Enhanced Short Bond Fund, AIM International Bond Fund and AIM Japan Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 9, 2006.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                             OF AIM INVESTMENT FUNDS

                                   "SCHEDULE A

                              7AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

            PORTFOLIO              CLASSES OF EACH PORTFOLIO
            ---------              -------------------------
AIM China Fund                     Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Institutional Class Shares

AIM Developing Markets Fund        Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Institutional Class Shares

AIM Enhanced Short Bond Fund       Class A Shares
                                   Class C Shares
                                   Class R Shares
                                   Institutional Class Shares

AIM Global Health Care Fund        Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Investor Class Shares
                                   Institutional Class Shares

AIM International Bond Fund        Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Institutional Shares

AIM Japan Fund                     Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Institutional Shares

AIM Trimark Endeavor Fund          Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Class R Shares
                                   Institutional Class Shares

            PORTFOLIO              CLASSES OF EACH PORTFOLIO
            ---------              -------------------------
AIM Trimark Fund                   Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Class R Shares
                                   Institutional Class Shares

AIM Trimark Small Companies Fund   Class A Shares
                                   Class B Shares
                                   Class C Shares
                                   Class R Shares
                                   Institutional Class Shares"